                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2003

                              THE HERTZ CORPORATION
             (Exact name of Registrant as specified in its charter)

        Delaware                   1-7541                 13-1938568
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    (State or other             (Commission            (I.R.S. Employer
    jurisdiction of             File Number)           Identification No.)
     incorporation)

225 Brae Boulevard, Park Ridge, New Jersey    07656-0713
------------------------------------------    ----------
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (201) 307-2000


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5. Other Events
        --------------

      Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-57138) filed by The Hertz Corporation ("Hertz") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of March 16, 2001, between Hertz and The Bank of New
York, as Trustee ( the "Indenture"). On September 24, 2003, Hertz offered for sale $500,000,000 principal amount of 4.7% Senior Notes due October 2, 2006, to be issued under the Indenture (the "Notes"). The exhibits filed herewith consist of the form of such Notes, a letter from independent accountants to the Commission relating to financial information and the consent of independent accountants.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
       ---------------------------------------------------------------------

            EXHIBITS

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
(4)         Form of 4.7% Senior Note due October 2, 2006

(15) Letter of PricewaterhouseCoopers LLP Independent Accountants, dated September 30, 2003 relating to Financial Information

(23) Consent of PricewaterhouseCoopers LLP Independent Accountants, dated September 30, 2003

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                    THE HERTZ CORPORATION
                                        (Registrant)

                                    By: /s/Richard  J. Foti
                                        -------------------------------------
                                        Richard J. Foti
                                        Staff Vice President and Controller
                                        (Principal Accounting Officer)

Date: September 30, 2003

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                              THE HERTZ CORPORATION



                          EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED SEPTEMBER 30, 2003



                                                   COMMISSION FILE NUMBER 1-7541
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                                  EXHIBIT INDEX

Exhibit No.         Description                                             Page
-----------         -----------                                             ----
(4)                 Form of 4.7% Senior Note due October 2, 2006

(15)                Letter of PricewaterhouseCoopers LLP Independent
                    Accountants, dated September 30, 2003 relating to Financial
                    Information

(23)                Consent of PricewaterhouseCoopers LLP Independent
                    Accountants, dated September 30, 2003